SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): September 19, 2000

                               Levi Strauss & Co.
                (Exact name of registrant as specified in its charter)


      DELAWARE                      333-36234                      94-0905160
(State of Incorporation)      (Commission File Number)           (IRS Employer
                                                          Identification Number)

       1155 Battery Street                                               94111
   San Francisco, California
(Address of principal executive offices)                              (Zip Code)

          Registrant's telephone number, including area code: (415) 501-6000


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ITEM 5.  Other Events.

         Attached hereto as Exhibit 99 is a copy of Levi Strauss & Co.'s press release dated September 19, 2000 titled "Levi Strauss & Co. Third-Quarter and Nine-Month Financial Results Reflect Ongoing Progress in Business Turnaround."

ITEM 7.  EXHIBIT.

99        Press Release dated September 19, 2000.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 19, 2000
                                   LEVI STRAUSS & CO.


                              By  /s/ William B. Chiasson
                                  -----------------------
                                  William B. Chiasson
                                  Title:  Senior Vice President and
                                          Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit Number                                    Description
--------------                                    -----------
99                                      Press Release dated September 19, 2000